                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         May 4, 2005

                          Competitive Companies, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Nevada                       333-76630              65-1146821
(STATE OR OTHER JURISDICTION           (COMMISSION          (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)        IDENTIFICATION NO.)

         3751 Merced Drive, Suite A Riverside, CA               92503
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

Registrant's telephone number, including area code:        951.687.6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

                                       1

ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

This Form 8-K/A is being filed as an amendment to the Form 8-K that was filed by
Competitive Companies, Inc. (the "Company"), related to events which occurred on
May 4, 2005. The only portion of such Form 8-K being amended is to include the filing of financial statements required to be filed thereunder.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(a)Financial Statements of Business Acquired

        Financial Statements of CA Networks, Inc. as of March 31, 2005 and for the
three months ended March 31, 2005 and as of December 31, 2004 and the period then ended.

(b)Pro Forma Financial Information.

        Competitive Companies, Inc. Pro Forma Combined Condensed Financial
Statements (Unaudited).

(c) Exhibits

        10.1 Previously filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              COMPETITIVE COMPANIES, INC.

                              By: /S/ Russell Preston
                                  Russell Preston, Chief Executive Officer

Dated: June 24, 2005

                                       -2-

                                CA NETWORKS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                 MARCH 31, 2005

                                       -3-

                                TABLE OF CONTENTS

Unaudited Condensed Financial Statements:

                                       -4-

                                CA NETWORKS, INC.
                      (A Company in the Development Stage)
                        UNAUDITED CONDENSED BALANCE SHEET
                                 March 31, 2005
________________________________________________________________________________

ASSETS

CURRENT ASSETS:
Cash                                                         $   103,373
Accounts receivable                                                2,651
Prepaid expenses                                                   1,962
Prepaid acquisition costs                                         19,435
      Total current assets                                       127,421

FURNITURE AND EQUIPMENT, net of accumulated
   depreciation of $926                                           22,142

DEPOSITS                                                          37,500

TOTAL                                                        $   187,063
                                                             ============

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES - Accounts payable                               $       694

STOCKHOLDERS' EQUITY:
Common stock, $0.0001 par value, 37,411,000 shares
   issued and outstanding                                          3,742
Additional paid-in capital                                       540,458
Deficit accumulated during the development stage                (357,831)
      Total stockholders' equity                                 186,369

TOTAL                                                        $   187,063
                                                             ============

________________________________________________________________________________

The accompanying notes are an integral part of these condensed financial statements

                                      -5-

                                CA NETWORKS, INC.
                      (A Company in the Development Stage)
                  UNAUDITED CONDENSED STATEMENTS OF OPERATIONS
______________________________________________________________________________________________

                                                                From Inception      Cumulative
                                                For the Three     (January 13,        During
                                                Months Ended     2004) to March     Development
                                               March 31, 2005      31, 2004            Stage

REVENUES                                        $     6,330      $         -       $     6,330

OPERATING EXPENSES:
  General and administrative expenses               139,339           13,369           363,235
  Depreciation                                          498                -               926
      Total operating expenses                      139,837           13,369           364,161

NET LOSS                                        $  (133,507)     $   (13,369)      $  (357,831)
                                                ============     ============      ============

Loss per common share - basic and diluted       $     (0.01)     $     (0.01)
                                                ============     ============

Weighted average number of shares
  outstanding - basic and diluted                36,420,000       33,290,000
                                                ============     ============

______________________________________________________________________________________________

The accompanying notes are an integral part of these condensed financial statements

                                      -6-

                                CA NETWORKS, INC.
                      (A Company in the Development Stage)
        UNAUDITED CONDENSED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                    For the Three Months Ended March 31, 2005
_____________________________________________________________________________________________________________________

                                                                                       Accumulated
                                                                          Additional  Deficit During
                                                    Common Stock           Paid-In     Development       Total
                                                Shares        Amount       Capital        Stage          Equity

Balances at January 1, 2005                   36,096,000     $  3,611    $  409,089    $ (224,324)     $  188,376

Shares issued for cash at $0.10 per
  share in January 2005                           50,000            5         4,995             -           5,000

Shares issued for cash at $0.10 per
  share in February 2005                         210,000           21        20,979             -          21,000

Shares issued for cash at $0.10 per
  share in March 2005                          1,055,000          105       105,395             -         105,500

Net loss for the period                                -            -             -      (133,507)       (133,507)

Balances at March 31, 2005                    37,411,000     $  3,742    $  540,458    $ (357,831)     $  186,369
                                             ===========     =========   ===========   ===========     ===========

_____________________________________________________________________________________________________________________

The accompanying notes are an integral part of these condensed financial statements

                                      -7-

                                CA NETWORKS, INC.
                      (A Company in the Development Stage)
                  UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS
____________________________________________________________________________________________________

                                                  For the Three      From Inception      Cumulative
                                                  Months Ended     (January 13, 2004)      During
                                                     Ended                 To            Development
                                                 March 31, 2005      March 31, 2004         Stage

CASH FLOWS FROM OPERATING ACTIVITIES:
   ACTIVITIES:
   Net loss                                        $ (133,507)         $ (13,369)        $ (357,831)
   Adjustments to reconcile net loss to
     net cash used in operating activities:
   Depreciation expense                                   498                  -                925
   Changes in assets and liabilities, net:
   Increase in accounts receivable                     (2,651)                 -             (2,651)
   Increase in prepaid expenses                          (947)                 -              (1962)
   Increase in accounts payable                           694                  -                694
   Decrease in accrued expenses                        (6,023)                 -                  -
NET CASH USED IN OPERATING
   ACTIVITIES                                        (141,936)           (13,369)          (360,825)

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of furniture and equipment               (14,332)                 -            (23,067)
    Prepaid acquisition costs                         (19,435)                 -            (19,435)
    Payment of deposit                                (10,000)                 -            (37,500)
CASH USED IN INVESTING
   ACTIVITIES                                         (43,767)                 -            (80,002)

CASH FLOWS FROM FINANCING
   ACTIVITIES:
   Proceeds from sales of common stock                131,500             45,500            544,200

CASH PROVIDED BY FINANCING
    ACTIVITIES                                        131,500             45,500            544,200

NET (DECREASE) INCREASE
    IN CASH                                           (54,203)            32,131            103,373

CASH - BEGINNING OF PERIOD                            157,576                  -                  -

CASH - END OF PERIOD                               $  103,373          $  32,131         $  103,373
                                                   ===========         ==========        ===========

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
There were no amounts paid for either interest or income taxes since inception.

____________________________________________________________________________________________________

The accompanying notes are an integral part of these condensed financial statements.

                                      -8-

                                CA NETWORKS, INC.
                      (A Company in the Development Stage)
                UNAUDITED CONDENSED NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2005

1. Organization and Significant Accounting Policies

CA NETWORKS, INC. (the "Company"), which was initially organized under the laws of the state of Wyoming on January 13, 2004 as Wireless & Fixed Telephony, Inc.,
changed its name to CA Networks, Inc on March 2004. The Company is in the
development stage as its operations principally involve research and development, market analysis, and other business planning activities in the telecommunications industry. No significant revenue has been generated from its business activities.

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of
America for interim financial information and the instructions to Form 10-QSB and Rule 10-1 of Regulation S-X of the Securities and Exchange Commission (the
"SEC"). Accordingly, these condensed financial statements do not include all of the footnotes required by accounting principles generally accepted in the United
States of America. In management's opinion, all adjustments (consisting of normal and recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2005 are not necessarily indicative of the results that may be expected for the year ended December 31, 2005. The accompanying condensed financial statements and the notes thereto should be read in conjunction with our audited financial statements as of December 31, 2004 and for the period then ended contained in this Form 8-K.

Going Concern

These financial statements have been prepared assuming that the Company will continue as a going concern. Existing cash and available credit are insufficient to fund the Company's cash flow needs for the next year. The ability of the
Company to emerge from the development stage with respect to any planned principal business activity is dependent upon its successful efforts to raise additional equity financing and/or attain profitable operations. Management has plans to seek additional capital through private investors. There is no guarantee that the Company will be able to complete any of the above objectives.
These factors raise substantial doubt regarding the Company's ability to continue as a going concern.

The condensed financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

                                      -9-

Use of Estimates

The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions we are required to make. Actual results could differ significantly from our estimates.

Loss Per Share

Net loss per share is provided in accordance with SFAS No. 128 "Earnings Per
Share". Basic loss per share for each period is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted loss per share reflects per share amounts that would have resulted if dilutive common stock equivalents had been converted to common stock. As of March 31, 2005, the Company had no dilutive common stock equivalents.

2. Subsequent Events

On May 4, 2005, the Company signed a Merger Agreement and Plan of Reorganization with Competitive Companies, Inc. ("CCI"). The combined companies will maintain the name of CCI. CCI intends to be a provided of local telephone, long distance service and high speed internet service through wireless Internet networks in all states in which it operates, and will also offer cellular service nationwide.

On the date of the transaction (the "Effective Date") CCI issued 40,599,999 shares of its common stock to the shareholders of CCI in exchange for the
Company's 40,599,999 outstanding shares at the time of the merger. In effect, each of the Company's shares that were issued and outstanding immediately before the merger was exchanged for one share of CCI stock.

In connection with this transaction, CCI has agreed to file a registration statement with the Securities and Exchange Commission within sixty days of the
Effective Date to register the shares of restricted common stock issued to the
Company's shareholders who own less than 5% of the total outstanding shares of the merged entity.

                                      -10-

                                CA NETWORKS, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                        FROM INCEPTION (JANUARY 13, 2004)

                                       TO

                                DECEMBER 31, 2004

                                      WITH

                                 AUDIT REPORT OF

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                                      -11-

                                      -12-

                             MARK BAILEY & CO. LTD.

                          Certified Public Accountants
                             Management Consultants

       Office Address:                                      Mailing Address:
1495 Ridgeview Drive, Ste. 200      Phone: 775/332.4200     P.O. Box 6060
   Reno, Nevada 89509-6634          Fax: 775/332.4210       Reno, Nevada 89513

                          Independent Auditor's Report

February 10, 2004

Board of Directors
CA Networks, Inc.

I have audited the accompanying balance sheet of CA Networks, Inc., (a company in the development stage) as of December 31, 2004, and the related statements of operations, changes in stockholders' equity, and cash flows for the period from inception (January 13, 2004) to December 31, 2004. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on our audits.

I conducted our audits in accordance with auditing standards of the Public
Company Accounting Oversight Board (United States). Those standards require that
I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for our opinion..

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CA Networks, Inc., (a company in the development stage), as of December 31, 2004, and the results of its operations and its cash flows for the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the
Company will continue as a going concern. As described in Note 1 to the financial statements, the Company is in the development stage, and existing cash and available credit are insufficient to fund the Company's cash flow needs for the next year. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Mark Bailey & Company, Ltd.
Reno, Nevada

                                      -13-

                               CA NETWORKS, INC.
                      (A Company in the Development Stage)
                                  BALANCE SHEET
                                December 31, 2004

                                     ASSETS

                                                           December 31, 2004
Current Assets
 Cash                                                          $  157,576
 Prepaid expenses                                                   1,014
 Deferred tax asset (net of valuation of $76,270)                       -

  Total current assets                                            158,590

Furniture and Equipment
 Furniture                                                          2,439
 Equipment                                                          6,298

  Total funiture and equipment                                      8,737

 Accumulated depreciation                                            (428)

  Net fixed assets                                                  8,309

Deposits                                                           27,500

  Total Assets                                                 $  194,399
                                                               ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
 Accrued expenses                                              $    6,023

  Total current liabilities                                         6,023

Shareholders' Equity
 Common stock, $0.0001 par value,  36,095,000 shares
   issued and outstanding                                           3,611
 Additional paid-in-capital                                       409,089
 Deficit accumulated during the development stage                (224,324)

  Total shareholders' equity                                      188,376

  Total liabilities and shareholders' equity                   $  194,399
                                                               ===========

The Accompanying Notes are an Integral Part of These Financial Statements

                                      -14-

                                CA NETWORKS, INC.
                      (A Company in the Development Stage)
                            STATEMENTS OF OPERATIONS
                     For the Period Ended December 31, 2004

                                              Cumulative       From Inception
                                                During       (January 13, 2004)
                                              Development           To
                                                Stage        December 31, 2004

Revenue                                       $        -        $         -

General and administrative expenses              223,896            223,896
Depreciation                                         428                428

Loss before income taxes                        (224,324)          (224,324)

Provision for income taxes                             -                  -

Net loss                                      $ (224,324)       $  (224,324)
                                              ===========       ============

Loss per common share
  basic and diluted                           $    (0.01)       $     (0.01)
                                              ===========       ============

Weighted average common shares
  basic and diluted                            33,715,000        33,715,000
                                              ===========       ============

The Accompanying Notes are an Integral Part of These Financial Statements

                                      -15-

                               CA NETWORKS, INC.
                      (A Company in the Development Stage)
                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
     For the Period From Inception (January 13, 2004) To December 31, 2004

                                                                                                   Accumulated
                                                                                 Additional      Deficit During
                                                         Common Stock             Paid-in          Development        Total
                                                      Shares        Amount        Capital             Stage           Equity

Shares issued to founders at
 January 13, 2004.                                  32,000,000     $ 3,200       $      -           $       -        $    3,200

Shares issued for cash at $0.10 per share
 in January 2004                                       100,000          10          9,990                   -            10,000

Shares issued for cash at $0.10 per share
 in March 2004                                         275,000          28         27,472                   -            27,500

Shares issued for cash at $0.10 per share
 in April 2004                                         260,000          26         25,974                   -            26,000

Shares issued for cash at $0.10 per share
 in May 2004                                           685,000          69         68,431                   -            68,500

Shares issued for cash at $0.10 per share
 in June 2004                                          400,000          40         39,960                   -            40,000

Shares issued for cash at $0.10 per share
 in July 2004                                           80,000           8          7,992                   -             8,000

Shares issued for cash at $0.10 per share
 in August 2004                                         80,000           8          7,992                   -             8,000

Shares issued for cash at $0.10 per share
 in September 2004                                      40,000           4          3,996                   -             4,000

Shares issued for cash at $0.10 per share
 in October 2004                                       410,000          41         40,959                   -            41,000

Shares issued for cash at $0.10 per share
 in November 2004                                      160,000          16         15,984                   -            16,000

Shares issued for services at a
 fair market price of $0.10 per share in
 November 2004                                         200,000          20         19,980                   -            20,000

Shares issued for cash at $0.10 per share
 in December 31, 2004                                1,280,000         128        127,872                   -           128,000

Shares issued for services at a
 fair maket value of $0.10 per share in
 December 2004                                         125,000          13         12,487                   -            12,500

Net loss for the period ended                                -           -              -            (224,324)         (224,324)

Balance at December 31, 2004                        36,095,000     $ 3,611      $ 409,089       $    (224,324)       $  188,376
                                                    ==========     =======      =========       ==============       ===========

The Accompanying Notes are an Integral Part of These Financial Statements

                                      -16-

                               CA NETWORKS, INC.
                      (A Company in the Development Stage)
                            STATEMENTS OF CASH FLOWS
                     For the Period Ended December 31, 2004

                                                       Cumulative       From Inception
                                                         During       (January 13, 2004)
                                                       Development           To
                                                         Stage        December 31, 2004

Cash Flows from Operating Activities
 Net loss                                              $(224,324)         $(224,324)

 Adjustments to reconcile net loss to net cash
  used in operating activities:

 Depreciation expense                                        428                428
 Increase in prepaid expenses                             (1,014)            (1,014)
 Increase in accrued expenses                              6,023              6,023
 Expense paid by issuance of stock                        35,700             35,700

   Net cash used in operating activities                (183,187)          (183,187)

Cash Flows from Investing Activities
 Purchase of capital equipment                            (8,737)            (8,737)
 Payment of deposit                                      (27,500)           (27,500)

   Net cash used in investment activities                (36,237)           (36,237)

Cash Flows from Financing Activities
 Proceeds from sale of common stock                      377,000            377,000

   Net cash provided by financing activities             377,000            377,000

   Net increase in cash                                  157,576            157,576

Cash and cash equivalents at January 13, 2004                  -                  -

Cash and cash equivalents at December 31, 2004         $ 157,576          $ 157,576
                                                       ==========         ==========

Supplementary Schedule of Noncash Investing and Financing Activities

There were no amounts paid for either interest or income taxes during the period ended December 31, 2004.

On January 13, 2004 the Company issued 32,000,000 shares of common stock at par value to the founders of the Company valued at $3,200.

During the period ended December 31, 2004, the Company issed 325,000 shares it its common stock for services with a fair market value of $32,500

The Accompanying Notes are an Integral Part of These Financial Statements

                                      -17-

                                CA NETWORKS, INC.
                      (A Company in the Development Stage)
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2004

1. Organization and Significant Accounting Policies

The Company was organized January 13, 2004 under the name Wireless & Fixed
Telephony, Inc. It is a Wyoming corporation. In March 2004 the Company changed its name to CA Networks, Inc. The Company is in the development stage as its operations principally involve research and development, market analysis, and other business planning activities in the telecommunications industry. No revenue has been generated from its business activities.

Going Concern

These financial statements have been prepared assuming that the Company will continue as a going concern. Existing cash and available credit are insufficient to fund the Company's cash flow needs for the next year. The ability of the
Company to emerge from the development stage with respect to any planned principal business activity is dependent upon its successful efforts to raise additional equity financing and/or attain profitable operations. Management has plans to seek additional capital through private investors. There is no guarantee that the Company will be able to complete any of the above objectives.
These factors raise substantial doubt regarding the Company's ability to continue as a going concern.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents

For the purpose of the statements of cash flows, all highly liquid investments with the maturity of three months or less are considered to be cash equivalents.
There were no cash equivalents as of December 31, 2004.

                                      -18-

Furniture and Equipment

Furniture and equipment are recorded at cost, less accumulated depreciation. In accordance with FASB 144, the Company reviews its long-lived assets for impairment. Whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recovered through undiscounted future cash flows, such loss is recognized in the statement of operations.

The cost of furniture and equipment is depreciated over the remaining estimated useful lives of the assets. Depreciation is computed on the straight line method for both financial reporting and income tax purposes. Expenditures for maintenance and repairs are expensed when incurred and betterments are capitalized. Gains and losses on the sale of property and equipment are reflected in the statement of operations.

The following is a summary of furniture and equipment - at cost, less accumulated depreciation and the estimated useful lives:

                                           2003            Estimated lives

  Equipment                               $6,298              3 years
  Office furniture                         2,349            5 to 7 years
                                           8,737

  Less: Accumulated depreciation            (428)

  Total                                   $8,309
                                          =======

Income Taxes

The Company provides for income taxes under the provisions of Statement of
Financial Accounting Standards (SFAS) No. 109 "Accounting for Income Taxes",
which requires an asset and liability based approach in accounting for income taxes.

Deferred income tax assets and liabilities are recorded to reflect the tax consequences in future years of temporary differences between revenue and expense items for financial statement and income tax reporting purposes.
Valuation allowances are provided against assets that are not likely to be realized. (See Note 3)

                                      -19-

Loss Per Share

Net loss per share is provided in accordance with SFAS No. 128 "Earnings Per
Share". Basic loss per share for each period is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted loss per share reflects per share amounts that would have resulted if dilutive common stock equivalents had been converted to common stock. As of December 31, 2004, the Company had no dilutive common stock equivalents.

Revenue Recognition

In 2000 the Securities and Exchange Commission issued Staff Accounting Bulletin
(SAB) No. 101, "Revenue Recognition in Financial Statements." Pursuant to SAB
No. 101 and the relevant generally accepted accounting principles, the Company will recognize revenue upon the passage of title, ownership and the risk of loss to the customer. During the period ended December 31, 2004, there was no revenue.

2. Capital Stock

In January 2004 the Company issued thirty two million shares of its common stock to the founders of the Company for consulting valued at $3,200. As the Company had no market value at the time, the stock was valued at par (See Note 4).

During the period ended December 31, 2004, the Company sold three million seven hundred seventy thousand shares of its common stock at $0.10 per share for
$377,000. During the period, the Company issued three hundred twenty five thousand shares of its common stock for services valued at $0.10 per share for
$32,500.

3. Federal Income Taxes

The Company recognizes deferred tax liabilities and benefits for the expected future tax impact of transactions that have been accounted for differently for book and tax purposes.

Deferred tax benefits and liabilities are calculated using enacted tax rates in effect for the year in which the differences are expected to reverse. A

                                      -20-

valuation allowance has been provided to reduce the asset to the amount of tax benefit management believes it will realize.

The following is a schedule of the composition of the provision for income taxes:

                                                   December 31, 2004

    Deferred noncurrent tax asset                      $ 76,270
    Valuation allowance                                 (76,270)

    Total provision for income taxes                   $    -0-
                                                       =========

The net change in the valuation account was $76,270 for the period ended
December 31, 2004. The Company has available net operating loss carryforwards totaling approximately $224,324, which will expire in 2020.

4. Related Party Transactions

The founders of the Company received thirty two million shares of common stock valued at $3,200.

The Company paid $54,265 to directors for services. There was no amount due to or from any officer or director at December 31, 2004

                                      -21-

                           COMPETITIVE COMPANIES, INC.

     PRO FORMA COMBINED CONDENSED BALANCE SHEET AND STATEMENTS OF OPERATIONS
                                   (Unaudited)

The following unaudited pro forma combined condensed balance sheet as of March
31, 2005 includes the historical and pro forma effects of the merger of
Competitive Companies, Inc. and CA Networks, Inc., as if the merger had occurred on March 31, 2005.

The unaudited pro forma combined condensed statements of operations for the three months ended March 31, 2005 and for the period ended December 31, 2004 include the historical and pro forma effects of the merger, as if the merger had occurred on January 13, 2004 (the date of inception of CA Networks, Inc.).

Although Competitive Companies, Inc. was the legal acquirer and surviving entity, for accounting purposes the acquisition has been treated as a recapitalization of CA Networks, Inc. with CA Networks Inc. as the acquirer of
Competitive Companies, Inc. (a reverse acquisition).

The following unaudited pro forma combined condensed balance sheet and statements of operations have been prepared by our management from the historical financial statements of CA Networks, Inc. and the historical financial statements of Competitive Companies, Inc. The pro forma adjustments described in the accompanying notes are based upon estimates and certain assumptions that management believes are reasonable in the circumstances. See
"Note 1 - Basis of Presentation."

The unaudited pro forma combined condensed statements of operations are not necessarily indicative of what the results of operations actually would have been if the merger had occurred on January 13, 2004. Moreover, it is not intended to be indicative of future results of operations. The unaudited pro forma combined condensed balance sheet and statements of operations should be read in conjunction with the historical financial statements of Competitive
Companies, Inc. as of March 31, 2005 and for the year ended December 31, 2004 and the historical financial statements of CA Networks, Inc. as of March 31,
2005 and for the period January 13, 2004 (inception) to December 31, 2004 and related notes thereto, which are included elsewhere in this Form 8K.

                                      -22-

                           COMPETITIVE COMPANIES, INC.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              AS OF MARCH 31, 2005
                                   (Unaudited)

                                          CA            Competitive                                    Combined
                                     Networks, Inc.    Companies, Inc.   Eliminations                  Pro Forma
                                        March            March 31,           And                        March 31,
                                       31, 2005            2005          Adjustments       Note           2005

Current Assets:
Cash                                   $103,373         $   5,035         $(40,000)         E          $   68,408
Accounts receivable                       2,651           117,606                -                        120,257
Prepaid expenses                          1,962             4,208                -                          6,170
Prepaid acquisition costs                19,435                 -          (19,435)         B                   -
                                        127,421           126,849          (59,435)                       194,835

Property and equipment, net              22,142           157,300                -                        179,442

Other assets                             37,500            56,346                -                         93,846

Total Assets                           $187,063         $ 340,495         $(59,435)                    $  468,123
                                       =========        ==========        =========                    ===========

Current Liabilities:
Accounts payable                          $ 694         $  77,480         $      -                     $   78,174
Long term obligations - current               -           294,558                -                        294,558
Accrued expenses                              -            96,173                -                         96,173
                                            694           468,211                -                        468,905

Long term obligations                         -            37,290                -                         37,290

Stockholders' Equity                    186,369          (165,006)         (59,435)      A, C, D, E       (38,072)

                                       $187,063         $ 340,495         $(59,435)                    $  468,123
                                       =========        ==========        =========                    ===========

                                      -23-

                           COMPETITIVE COMPANIES, INC.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005
                                   (Unaudited)

                                                                                                        Combined Pro
                                      CA Networks,         Competitive                                     Forma
                                          Inc.           Companies, Inc.                                Three Months
                                      Three Months        Three Months        Eliminations                 Ended
                                         Ended                Ended               And                     March 31,
                                     March 31, 2005      March 31, 2005       Adjustments        Note       2005

Revenues                                $  6,330            $281,174                  -                 $  287,504
Cost of revenues                               -             210,933                  -                    210,933
Gross profit                               6,330              70,241                  -                     76,571

Operating expenses                       139,837              68,170                  -                    208,007

Net income (loss)                      $(133,507)           $  2,071                  -                 $ (131,436)
                                       ==========           =========           ========                ===========

Net income (loss) per share*           $   (0.00)           $   0.00                  -                 $    (0.00)
                                       ==========           =========           ========                ===========

Weighted average number of shares
outstanding - basic and diluted*      36,420,000           5,912,061                  -                 46,472,060
                                      ===========          ==========           ========                ===========

* Common shares outstanding used to compute pro forma earnings per share are those of the combined CA Networks, Inc. and Competitive Companies, Inc. as if
the merger had occurred at the beginning of the periods presented. For CA
Networks Inc., the number of shares used is the number of shares issued
(40,559,999) to effect the merger. No affects of dilutive shares are included as the pro forma combined results of operations would have resulted in a net loss and therefore such shares would be antidilutive.

                                      -24-

                           COMPETITIVE COMPANIES, INC.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (Unaudited)

                                      CA Networks,
                                          Inc.
                                      From January         Competitive                                  Combined Pro
                                        13, 2004         Companies, Inc.                                   Forma
                                     (Inception) To        Year Ended         Eliminations              Period Ended
                                      December 31,        December 31,            And                   December 31,
                                          2004               2004**           Adjustments      Note         2004

Revenues                             $          -          $1,268,734          $       -                $  1,268,734
Cost of revenues                                -             934,586                  -                     934,586
Gross profit                                    -             334,148                  -                     334,148

Operating expenses                        224,324             369,129                  -                     593,453

Net income (loss)                    $   (224,324)         $  (34,981)         $       -                $   (259,305)
                                     =============         ===========         ==========               =============

Net income (loss) per share*         $      (0.01)         $    (0.01)         $       -                $      (0.01)
                                     =============         ===========         ==========               =============

Weighted average number of shares
outstanding - basic and diluted*       33,290,000           5,912,061                  -                  46,472,060
                                     =============         ===========         ==========               =============

* Common shares outstanding used to compute pro forma earnings per share are those of the combined CA Networks, Inc. and Competitive Companies, Inc. as if
the merger had occurred at the beginning of the periods presented. For CA
Networks Inc., the number of shares used is the number of shares issued
(40,559,999) to effect the merger. No affects of dilutive shares are included as the pro forma combined results of operations would have resulted in a net loss and therefore such shares would be antidilutive.

** The results of operations for Competitive Companies, Inc. for the period
January 1, 2004 to January 12, 2004 were not material to its results of operations for the year ended December 31, 2004. Accordingly, no adjustment has been made to exclude the results of operations for Competitive Companies, Inc.
for the period January 1, 2004 to January 12, 2004 in preparing this pro forma combined condensed statement of operations.

                                      -25-

                           COMPETITIVE COMPANIES, INC.

                          NOTES TO UNAUDITED PRO FORMA
          COMBINED CONDENSED BALANCE SHEET AND STATEMENTS OF OPERATIONS

1. BASIS OF PRESENTATION

        The accompanying unaudited pro forma combined condensed balance sheet as of
March 31, 2005 and the unaudited pro forma combined condensed statements of operations for the three months ended March 31, 2005 and for the period ended
December 31, 2004 present the historical results of operations for CA Networks
Inc. and Competitive Companies, Inc. with pro forma adjustments as if the merger of Competitive Companies Inc. and CA Networks, Inc. had taken place on January
13, 2004 (the date of inception of CA Networks, Inc.) in a transaction accounted for as a purchase in accordance with accounting principles generally accepted in the United States of America.

Although Competitive Companies, Inc. was the legal acquirer and surviving entity, for accounting purposes the acquisition has been treated as a recapitalization of CA Networks, Inc., with CA Networks Inc. as the acquirer of
Competitive Companies, Inc. (a reverse acquisition). Accordingly, the common shares held by the shareholders of Competitive Companies Inc. are deemed to have been issued in exchange for the net assets of Competitive Companies Inc. as of the date of acquisition.

        Certain reclassifications have been made to the historical financial statements to condense and conform to the pro forma combined condensed financial statement presentation.

2. PRO FORMA ADJUSTMENTS

        The following adjustments give pro forma effect to the transaction:

A       Estimated value of 5,912,061 shares of common stock of Competitive
        Companies, Inc. deemed to have been issued, at estimated value of 10
        cents per share                                                         $ 591,206

B       To recognize prepaid acquisition costs as part of the direct costs of
        acquisition                                                                19,435

C       To eliminate Stockholders' Equity of acquired company                     167,077

D       To write off intangible assets acquired                                  (777,718)

E       Redemption for cash of 4,000,000 shares of Class A Preferred Stock
                                                                                   40,000

The ability of Competitive Companies, Inc. and CA Networks, Inc. to continue as going concerns was dependent on their ability to generate sufficient cash from operations to meet their cash needs and/or to raise funds to finance ongoing operations and repay debt. It is anticipated that the merger will provide better access to debt or equity capital and/or that it will help to improve results of operations through the ability to offer additional services to customers and through the negotiation of better line usage charges and sharing of operating overhead. However, because of the uncertain ability of the merged entities to continue as a going concern and the uncertainty related to the ability of the merged entities to realize the value of the intangible assets (including any in-process R & D) inherent in the merger, such intangible assets have been written off in the pro forma balance sheet as of March 31, 2005. This pro forma adjustment is not reflected in the pro forma statements of operations, as it is a non-recurring item.

Concurrent with the merger, the holder of 4,000,000 shares of preferred stock was paid $40,000 as full consideration for surrender and cancellation of the shares.

                                      -26-